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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2001




                            CENTURY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




              DELAWARE                                  0-16234                             52-1489098
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)






1275 PENNSYLVANIA AVENUE N.W., WASHINGTON, D.C.                                             20004
  (Address of principal executive offices)                                                (Zip code)




       Registrant's telephone number, including area code: (202) 496-4000


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ITEM 5.           OTHER EVENTS.

             The press release attached hereto as Exhibit 99.1 was issued on June 14, 2001 by United Bankshares, Inc. with respect to a transaction involving Century Bancshares, Inc.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following material is filed as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number          Description
         ------          -----------

           99.1          Press Release of United Bankshares, Inc. dated
                         June 14, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTURY BANCSHARES, INC.



Dated: June 14, 2001                      By: /s/ JOSEPH S. BRACEWELL
                                             --------------------------------
                                                  Joseph S. Bracewell
                                                  President




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                                  EXHIBIT INDEX


Exhibit
Number             Description
------             -----------

 99.1              Press Release of United Bankshares, Inc. dated June 14, 2001.




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